SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                JANUARY 22, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                  IRS Employer
jurisdiction                      File Number                 Identification
of incorporation                                              Number

Delaware                            1-3492                    No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On January 22, 1997, registrant issued a press release entitled Halliburton Fourth Quarter Up 37 Percent pertaining, among other things, to an announcement that registrant reported 1996 fourth quarter net income of $107.6 million ($.85 per share), an increase of 37 percent compared to 1995 fourth quarter results. Total 1996 fourth quarter revenues were $2.0 billion, 25 percent higher than the 1995 quarter. Registrant's 1996 net income was $300.4 million ($2.38 per share) compared to 1995 earnings of $183.7 million ($1.47 per share), and 1996 revenues were $7.4 billion, an increase of 26 percent compared to 1995 revenues.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated January 22, 1997.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:  January 22, 1997                  By:  /s/ Susan S. Keith
                                             --------------------------
                                                  Susan S. Keith
                                                  Vice President, Secretary and
                                                  Corporate Counsel


























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                                  EXHIBIT INDEX



Exhibit                                                         Sequentially
Number                         Description                      Numbered Page

   20                          Press Release of
                               January 22, 1997                     5 of 9
                               Incorporated by Reference






























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